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                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                                A SERIES OF THE
                          VAN KAMPEN TAX EXEMPT TRUST

                   SUPPLEMENT DATED SEPTEMBER 7, 1999 TO THE
                        PROSPECTUS DATED MARCH 30, 1999
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999

    The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

    Effective September 13, 1999, Van Kampen High Yield Municipal Fund will reopen to new investors for a limited time and a limited amount. All requirements and conditions for a purchase of shares as described in the Fund's prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

                                                                    HYM SPT 9799